Exhibit 99.1

Joint Filer Agreement

The undersigned hereby agree and acknowledge that the statement containing the information required by Schedule 13G, to which this agreement is attached as an exhibit, is filed on behalf of each of them, and any amendments or supplements to the Schedule 13G shall also be filed on behalf of each of them.

November 15, 2021	Valor Bird Holdings, LLC

	By:	/s/ Antonio J. Gracias
		Name:	Antonio J. Gracias
		Title:	Manager

Valor Fund V Bird Holdings L.P.

	By:	Valor Fund V Bird GP Holdings, LLC, its general partner

	By:	/s/ Antonio J. Gracias
		Name:	Antonio J. Gracias
		Title:	Authorized Officer

Valor R&D Series LLC—Series EZ

	By:	Valor R&D Management LLC, its manager

	By:	/s/ Antonio J. Gracias
		Name:	Antonio J. Gracias
		Title:	Managing Member

Valor R&D Series LLC—Series CP

	By:	Valor R&D Management LLC, its manager

	By:	/s/ Antonio J. Gracias
		Name:	Antonio J. Gracias
		Title:	Managing Member

Valor R&D Series LLC—Series CY

	By:	Valor R&D Management LLC, its manager

	By:	/s/ Antonio J. Gracias
		Name:	Antonio J. Gracias
		Title:	Managing Member

Valor Bird Fund IV Grant Holdings LLC

By:	Valor Equity Partners IV L.P., its managing member

By:	Valor Equity Associates IV L.P., its general partner

By:	Valor Equity Capital IV LLC, its general partner

By:	Valor Management L.P., its managing member

By:	/s/ Antonio J. Gracias
	Name:	Antonio J. Gracias
	Title:	CEO

Valor Bird Fund V Grant Holdings LLC

By:	Valor Equity Partners V L.P., its managing member

By:	Valor Equity Associates V L.P., its general partner

By:	Valor Equity Capital V LLC, its general partner

By:	Valor Management L.P., its managing member

By:	/s/ Antonio J. Gracias
	Name:	Antonio J. Gracias
	Title:	CEO

Valor Fund V Bird GP Holdings, LLC

By:	/s/ Antonio J. Gracias
	Name:	Antonio J. Gracias
	Title:	Authorized Officer

Valor R&D Management LLC

By:	/s/ Antonio J. Gracias
	Name:	Antonio J. Gracias
	Title:	Managing Member

Valor Equity Partners IV L.P.

By:	Valor Equity Associates IV L.P., its general partner

By:	Valor Equity Capital IV LLC, its general partner

By:	Valor Management L.P., its managing member

By:	/s/ Antonio J. Gracias
	Name:	Antonio J. Gracias
	Title:	CEO

Valor Equity Associates IV L.P.

By:	Valor Equity Capital IV LLC, its general partner

By:	Valor Management L.P., its managing member

By:	/s/ Antonio J. Gracias
	Name:	Antonio J. Gracias
	Title:	CEO

Valor Equity Capital IV LLC

By:	Valor Management L.P., its managing member

By:	/s/ Antonio J. Gracias
	Name:	Antonio J. Gracias
	Title:	CEO

Valor Equity Partners V L.P.

By:	Valor Equity Associates V L.P., its general partner

By:	Valor Equity Capital V LLC, its general partner

By:	Valor Management L.P., its managing member

By:	/s/ Antonio J. Gracias
	Name:	Antonio J. Gracias
	Title:	CEO

Valor Equity Associates V L.P.

By:	Valor Equity Capital V LLC, its general partner

By:	Valor Management L.P., its managing member

By:	/s/ Antonio J. Gracias
	Name:	Antonio J. Gracias
	Title:	CEO

Valor Equity Capital V LLC

By:	Valor Management L.P., its managing member

By:	/s/Antonio J. Gracias
	Name:	Antonio J. Gracias
	Title:	CEO

Valor Management L.P.

By:	/s/Antonio J. Gracias
	Name:	Antonio J. Gracias
	Title:	CEO

/s/ Antonio J. Gracias
Name:	Antonio J. Gracias